Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 333-142592 on Form N-1A of our report dated February 25, 2013, relating to the financial statements and financial highlights of BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio), BlackRock International Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio, each a series of BlackRock Funds II, appearing in the Annual Report on Form N-CSR of BlackRock Funds II, for the year ended December 31, 2012, and to the references to us under the headings “Financial Highlights” and “Funds and Service Providers” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania

April 29, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 333-142592 on Form N-1A of our report dated February 22, 2013, relating to the financial statements and financial highlights of BlackRock World Income Fund, Inc., appearing in the Annual Report on Form N-CSR of BlackRock Funds II, for the year ended December 31, 2012, and to the references to us under the headings “Financial Highlights” and “Funds and Service Providers” in the Prospectuses, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 30, 2013